EXHIBIT 32.1

        JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
            FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE 13A-14(B)

     In connection with the Annual Report of Protocall Technologies Incorporated (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), we, Bruce Newman, President and Chief Executive Officer, and Donald Hoffmann, Vice President and Chief Operating Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2005

                                      /s/ Bruce Newman
                                      -----------------------------------------
                                      Bruce Newman
                                      President and Chief Executive Officer


                                      /s/ Donald Hoffmann
                                      -----------------------------------------
                                      Donald Hoffmann
                                      Vice President and Chief Operating Officer